DELCATH SYSTEMS, INC.

                            2004 STOCK INCENTIVE PLAN

                       Nonqualified Stock Option Agreement



To: [NAME OF OPTIONEE]

     We are pleased to notify you that, by action of the Compensation and Stock Option Committee (hereinafter called the "Committee") on [DATE], a nonqualified stock option to purchase 140,000 shares of the Common Stock, $0.01 par value, of Delcath Systems, Inc. (herein called the "Company"), at the price of $[EXERCISE PRICE] per share (herein called the "Exercise Price") was approved pursuant to the Company's 2004 Stock Incentive Plan (the "2004 Plan"). In accordance with the provisions of Section 6.2 of the 2004 Plan, this Agreement shall become effective upon your execution hereof. This option may be exercised only upon the terms and conditions set forth below.

     Exercising options may not be a prudent business decision for some persons. Therefore, we urge you to review this opportunity carefully and consult with your own tax advisor prior to exercising this option as the decision as to whether to exercise this option and the manner in which you exercise the option should be guided by your personal financial and tax considerations.

     1. Purpose of Option.
        ------------------

     The purpose of the 2004 Plan under which this nonqualified stock option has been granted is to further the growth and development of the Company and its direct and indirect subsidiaries by encouraging selected employees, directors, consultants, agents, independent contractors and other persons who contribute and are expected to contribute materially to the Company's success to obtain a proprietary interest in the Company through the ownership of stock, thereby providing such persons with an added incentive to promote the best interests of the Company, and affording the Company a means of attracting to its service persons of outstanding ability.

     2. Acceptance of Option Agreement.
        -------------------------------

     Your execution of this nonqualified stock option agreement will indicate your acceptance of and your willingness to be bound by its terms; it imposes no obligation upon you to purchase any of the shares subject to the option. Your obligation to purchase shares can arise only upon your exercise of the option in the manner set forth in paragraph 4 hereof.



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     3. When Option May Be Exercised.
        -----------------------------

     This option shall be exercisable as follows:

          (a) this option shall become exercisable on [DATE]as to [NUMBER] of the shares covered hereby; and

          (b) this option shall become exercisable on [DATE] as to the remaining [NUMBER] shares covered hereby. [TO BE ADJUSTED DEPENDING ON VESTING SCHEDULE.]

     This option may not be exercised for fewer than ten shares at any one time (or the remaining shares then purchasable if less than ten), may not be exercised for fractional shares of the Company's Common Stock, and expires on [EXPIRATION DATE], unless sooner terminated as provided in paragraph 5 hereof.

     4. How Option May Be Exercised.
        ----------------------------

     This option is exercisable by a written notice signed by you and delivered to the Company at its executive offices, signifying your election to exercise the option ("Notice of Exercise"). The Notice of Exercise must state the number of shares of Common Stock as to which your option is being exercised, must contain a statement by you that such shares are being acquired by you for investment and not with a view to their distribution or resale (unless a registration statement covering the shares purchasable has been declared effective by the Securities and Exchange Commission, with it being acknowledged by you that the Company shall not be under any obligation to file any such registration statement) and must be accompanied by:

          (a) cash or check to the order of the Company for the full Exercise Price of the shares being purchased plus such amount, if any, as is required for withholding taxes; and

          (b) a written acknowledgement by you, in such form as may be determined by the Committee, that an investment in the Common Stock of the Company involves a high degree of risk, that you have received a copy of the Company's financial statements for the most recently ended fiscal year for which such statement is available (which shall be provided annually to you by the Company), and that you have had the opportunity to ask questions of management concerning the Company prior to the exercise of the option (the Company to provide such information as you may reasonably request).

     The full Exercise Price for share of Common Stock purchased upon the exercise of any option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described above, payment may be made as soon as practicable after the exercise).



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     The Committee may cause each certificate evidencing the purchased Common
Stock to be endorsed with one or more legends setting forth the restrictions on transfer or otherwise of such Common Stock.

     Certificates for shares of the Common Stock so purchased will be issued as soon as practicable. The Company, however, shall not be required to issue or deliver a certificate for any shares until it has complied with all requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any stock exchange on which the Company's Common Stock may then be listed and all applicable state laws in connection with the issuance or sale of such shares or the listing of such shares on said exchange. Until the issuance of the certificate for such shares, you or such other person as may be entitled to exercise this option, shall have none of the rights of a stockholder with respect to shares subject to this option.

     You shall promptly advise the Company of any sale of shares of Common Stock issued upon exercise of this option which occurs within one year from the date of the exercise of this option.

     By your acceptance hereof, you agree that you will not sell, transfer, pledge or otherwise dispose of any shares of Common Stock you acquire upon an exercise of this option prior to the first anniversary of the date of such exercise.

     5. Subject to Terms of the 2004 Plan.
        ----------------------------------

     This Nonqualified Stock Option Agreement shall be subject in all respects to the terms and conditions of the 2004 Plan and, in the event of any question or controversy relating to the terms of the 2004 Plan, the decision of the Committee shall be conclusive. THIS AGREEMENT SHALL BE NULL AND VOID AB INITIO, AND THE OPTION GRANT REFLECTED HEREIN SHALL BE DEEMED FORFEITED, UNLESS THE COMPANY RECEIVES, WITHIN TWO WEEKS OF ITS TENDER OF THIS AGREEMENT TO YOU, ONE COPY HEREOF BEARING YOUR ORIGINAL COUNTERSIGNATURE BELOW.

     6. Tax Status.
        -----------

     This option does not qualify as an "incentive stock option" under the provisions of Section 422 of the Code, and the income tax implications of your receipt of a



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nonqualified stock option and your exercise of such an option should be discussed with your tax advisor.

                                         Sincerely yours,

                                         DELCATH SYSTEMS, INC.


                                         By:
                                            ----------------------------
                                              [NAME]
                                              [TITLE]



Agreed to and Accepted

this [DAY] day of [MONTH], [YEAR].


----------------------------------
[NAME OF OPTIONEE]



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                                                                       EXHIBIT A

                               NOTICE OF EXERCISE

            (To be Executed by an Optionholder to Purchase Shares of Common Stock of Delcath Systems, Inc. under its 2004 Stock Incentive Plan)



     The undersigned hereby irrevocably elects to exercise his or her right to purchase ___________________ (__________) shares of Common Stock, $0.01 par value per share (the "Shares"), of Delcath Systems, Inc. ("Delcath") as provided by the Nonqualified Stock Option Agreement between the undersigned and Delcath, dated ________________, and according to the conditions thereof, and hereby makes payment of the Exercise Price for such Shares in the full amount of $______________, by wire transfer or by check delivered herewith.

     By executing this Notice of Exercise, the undersigned represents and warrants to Delcath that the following statements are true and correct:

     1. I am acquiring the shares of the Company's Common Stock for investment purposes only and not with a view to their distribution or resale.

     2. I understand that an investment in the Common Stock of the Company involves a high degree of risk and is suitable only for persons of adequate financial means and should not be made by anyone who cannot afford the loss of his or her entire investment.

     3. I have received and carefully read and am familiar with the Company's financial statements for the most recently ended fiscal year for which such statements are available.

     4. I acknowledge that I have had an opportunity to consult with counsel and other advisers about acquiring the shares of the Company's Common Stock for investment purposes.

     5. I have had the opportunity to ask questions of management concerning the Company prior to the exercise of the option and the Company has made available such information pertaining to my acquiring the Shares as I have reasonably requested.


                                     Signature:
                                                  -----------------------------

                                     Print Name:
                                                  -----------------------------

                                     Address:
                                                  -----------------------------

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Dated:
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